2026 Investor Day



March 26, 2026

JBT Marel

Non-GAAP and Forward-Looking Statements

Non-GAAP Measures and Reconciliations to GAAP Measures

Adjusted EBITDA, Adjusted EBITDA margin, Adjusted income from continuing operations, Adjusted diluted earnings per share from continuing operations ("Adjusted EPS"), and free cash flow are non-GAAP financial measures. JBT Marel provides non-GAAP financial measures in order to increase transparency in our operating results and trends. These non-GAAP measures eliminate certain costs or benefits from, or change the calculation of, a measure as calculated under U.S. GAAP. By eliminating these items, JBT Marel provides a more meaningful comparison of our ongoing operating results, consistent with how management evaluates performance. Management uses these non-GAAP measures in financial and operational evaluation, planning and forecasting. These calculations may differ from similarly-titled measures used by other companies. The non-GAAP financial measures disclosed are not intended to be used as a substitute for, nor should they be considered in isolation of, financial measures prepared in accordance with U.S. GAAP. Reconciliations of non-GAAP financial measures can be found in the supplemental schedules to this presentation. Also note that a reconciliation of forward-looking non-GAAP measures, including Adjusted EBITDA margin, free cash flow and ROIC, to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. We are not, without unreasonable effort, able to reliably predict the impact of adjustment items including, but not limited to, restructuring charges, M&A related costs, depreciation and amortization, interest expense and capital expenditures. In addition, we believe such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Forward-Looking Statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond JBT Marel's ability to control. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by JBT Marel will be achieved. These forward-looking statements include, among others, statements related to our business and our results of operations, our strategic plans, our restructuring plans and expected cost savings from those plans and our liquidity. The factors that could cause our actual results to differ materially from expectations include but are not limited to the following factors: fluctuations in our financial results; termination or loss of major customer contracts and risks associated with fixed-price contracts, particularly during periods of high inflation; catastrophic loss at any of our facilities and business continuity of our information systems; loss of key management and other personnel; our ability to remediate the material weaknesses relating to the Marel financial statements; deterioration of economic conditions, including impacts from supply chain delays and reduced material or component availability; unanticipated delays or acceleration in our sales cycles; inflationary pressures, including increases in energy, raw material, freight, and labor costs; changes in food consumption patterns; weather conditions and natural disasters; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; work stoppages; customer sourcing initiatives; competition and innovation in our industries; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to tariffs, trade regulations, quotas, or duties; potential liability arising out of the installation or use of our systems; the impact of climate change and environmental protection initiatives; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; risks related to acquisitions, such as our ability to integrate the acquisitions we have consummated, including the integration of the legacy businesses of JBT and Marel; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement; cybersecurity risks such as network intrusion or ransomware schemes; our convertible note hedge and warrant transactions; the maintenance of two stock exchange listings; fluctuations in currency exchange rates and interest rates; our level of indebtedness; availability of and access to financial and other resources; and the factors described under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in in our most recent Annual Report on Form 10-K. JBT Marel cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. JBT Marel undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

JBT Marel

Investor Day 2026 | 2

Agenda

START TIME	Session
9:00 am	**Welcome and Opening Remarks** — Marlee Spangler | Senior Director, Investor Relations
	Company Overview and Strategic Initiatives — Brian Deck | Chief Executive Officer
	Business Overview: Executing our Organic Growth Strategy — Arni Sigurdsson | President
	Deep Dive: Protein Solutions Case Studies — Roger Claessens | EVP and President, Poultry
	Deep Dive: Prepared Food and Beverage Solutions Case Studies — Bob Petrie | EVP and President, Meat and Prepared Foods
	Unlocking Service and Aftermarket Opportunities — Augusto Rizzolo | EVP and President, Regions and Integration
~10:25 am	**Break**

START TIME	Session
~10:35 am	**Enabling a High-Performing Culture** — Shelley Bridarolli | EVP and Chief Human Resources Officer
	Advancing our Software and Digital Solutions — Arni Sigurdsson | President
	Financial Overview and Outlook — Matthew Meister | EVP and Chief Financial Officer
	Closing Remarks — Brian Deck | Chief Executive Officer
	Q&A Session
~12:15 pm	**Leadership Luncheon and Networking**

JBT Marel

Investor Day 2026 | 3

Company Overview and Strategic Initiatives



Brian A. Deck
Chief Executive Officer



JBT Marel

Investor Day 2026

Key Messages

Building a global food technology leader with durable competitive advantages

JBT Marel

1. Building a **global market leader** in food technology with **distinct value proposition** through comprehensive solutions
2. Harnessing **collective strengths** to drive exceptional customer experiences through innovation, service, expertise, and digital
3. Leveraging **diverse end market exposure** and application expertise to drive resilient, secular growth
4. Executing **integration playbook** to realize synergies and embed **operational excellence** across the organization
5. Driving **shareholder value** through strong organic growth, increasing margins, and disciplined capital allocation

Investor Day 2026 | 5

Driving Customer Success by Delivering Outcomes

Delivering **Our Purpose...**

To transform the future of food

... by Solving Our Customers' Largest Challenges

- Food safety / traceability
- Labor saving automation
- Volume throughput
- Uptime / efficient operations
- Yield improvement
- Sustainability / waste reduction

> Enabling Customers to Create the Greatest Value from the Least Amount of Resources

JBT Marel

Investor Day 2026 | 6

Creating a Comprehensive Global Food Solutions Provider

Comprehensive Solutions Platform


Software and digital tools
Integrated equipment
JBT Marel
Food application knowledge
Service and aftermarket support

Customer Benefits

- One partner with expertise and insights across entire value chain enables better efficiencies and uptime
- Seamless installation and ongoing aftermarket support
- Digital and software tools optimize operational efficiency, traceability, serviceability
- Network effects with customers, enabling stickier relationships

JBT Marel's advantage is the comprehensive ecosystem to support life cycle performance

JBT Marel

Investor Day 2026 | 7

Delivering an **Even Stronger** Customer Value Proposition Through Life Cycle Support

Service excellence enhances trust and our right to win

- **Global service network** with >1,600 technicians and deep application expertise
- **Local & regional proximity,** enabling faster response times and consistent experiences
- **Multiple touch points** enhancing uptime and reliability for customers
- **Digitally driven software tools** that optimize production, anticipate customer needs, and extend asset life

> Enhanced Aftermarket Service and Support Furthers Customer Results and Relationship

JBT Marel

Investor Day 2026 | 8

Investor Day 2026 | 9 JBT Marel At a Glance Leading Global Food Technology Provider Built to Transform the Future of Food NYSE and Nasdaq Iceland: JBTM Countries: 30+ Manufacturing, Distribution Locations 50+ 2025 Revenue: $3.8B 2025 Adjusted EBITDA Margin (1): 15.8% Diversified End Markets 2025 Equipment Orders 2025 Revenue Breakdown (2) 44% 16% 7% 6% 6% 6% 5% 4% 3% 3% Poultry Meat Beverages, Juices Seafood Ready Meals Fruit & Veg Pet Food, Plant Based Other Pharma & Nutraceuticals AGV Note: Figures may have immaterial differences due to rounding. (1) Non-GAAP financial measure. Please see appendix for reconciliations. (2) AGV stands for automated guided vehicles, which is synonymous with warehouse automation. 50% Recurring Revenue 50% Non - recurring Revenue 45% Protein Solutions 55% Prepared Food and Beverage Solutions … … … Investor Day 2026 | 10 Global Scale and Regional Expertise Percentage of 2025 Revenue by Regions (1) 10% LATAM 40% EMEA 10% APAC 40% U.S. and Canada Manufacturing & Distribution Locations23 Manufacturing & Distribution Locations5 Manufacturing & Distribution Locations28 Manufacturing & Distribution Locations (2)3 (1) 2025 revenue by regions is measured by the customer location. (2) Includes a third-party logistics site in APAC. Investor Day 2026 | 11 Providing Best - in- Class Solutions to Meet Resilient Demand Farm to fork value chain Gl obal Food and Beverage Producers Full - Service Dining QSR / Fast Casual Retail / Grocery Institutional Distribution ConsumerFarm / Ranch Upstream to consumer de c ision , allowing for more economic resiliency Investor Day 2026 | 12 Serving an Industry That is Less Cyclical and More Resilient ■ Food and beverage CAPEX is fundamentally less cyclical than industrial manufacturing ■ Investments by food and beverage companies are tied to structural imperatives as consumers need to eat and drink ■ This creates more predictable revenue mix and margin profile for JBT Marel CAPEX: Food and Beverage vs. Industrials (Indexed as of 2007) (1) Global Food and Beverage CAPEX (1) XLI CAPEX (2) ~2x less volatile Volatility of Food & Beverage CAPEX vs. XLI (1)(2) (1) Source: JBT Marel research and CapIQ. Global food and beverage represents ~50 global food and beverage producers. (2) XLI includes companies in the XLI: Industrial Sector ETF. 0.50 1.00 1.50 2.00 Global F&B CAPEX CAGR ~3% vs. XLI CAPEX of ~2% from 2007 - 2025

Meaningful Progress on Our Integration

2025

Key Milestones Achieved

- Completed org design and began initial optimization of certain back-office resources
- Reduced duplicative internal company costs and third-party contracts
- Finished first wave of rationalization and cost savings with suppliers

2026 – 2027

Expected Milestones

- Incremental supplier consolidation
- Value add / value engineering (VAVE) projects
- Additional back-office resource optimization
- Select operating footprint rationalization

> Integration is On-Track and Delivering Tangible Cost Synergy Savings

JBT Marel
Investor Day 2026 | 13

Sustainability Focus to further Transform the Future of Food

Advancing our Customers' Sustainability Journeys

Investing in innovative solutions that solve our customers' pain points

Our solutions help customers:

- Improve water, energy, labor efficiency
- Reduce food loss, improved food yield
- Minimize packaging waste and extend shelf life
- Support sustainable new food initiatives
- Enhance food safety and traceability

Embedding Sustainability in Our Operations

- Continuous improvement culture to minimize our environmental impact, strengthen our business resilience, and share best practices across sites
- Completed double materiality index to guide our data-driven strategy and identify key focus areas for future compliance
- Environmental reporting and processes in place to support compliance with U.S. and EU standards

JBT Marel
Investor Day 2026 | 14

Operational Excellence is Core to Our Culture

JBT Marel Framework

- **Relentless Continuous Improvement** (RCI) culture to reduce operational complexity and drive efficiency
- **JBT Marel Business System** – a disciplined operating cadence that ties business performance to strategic initiatives and a continuous feedback loop
- **Daily management** tools deployed at the site level, providing a rigorous process to identify root causes and corrective actions


Kaizen and Lean Tools
Daily Management
Root Problem Solving Process
Plan
Do
Check
Act
JBT Marel Business System
Relentless Continuous Improvement (Lean)

> Enterprise Wide Continuous Improvement Culture Enhances Profitable Growth and Competitiveness

JBT Marel
Investor Day 2026 | 15

Introducing Our **NextGen** Strategy, Enabling Strong Organic Growth and Margin Enhancement

- Customer First Service Organization
- Integrated Value Proposition
- Capture Full Market Potential
- Operational Distinctiveness
- Strategic & Disciplined M&A

> Our Strategic Priorities Are Enhanced by Our Operating Model and Core Competencies

JBT Marel
Investor Day 2026 | 16

Investor Day 2026 | 17 Execution Focused and Experienced Leadership Team with Deep Expertise Brian Deck Chief Executive Officer Arni Sigurdsson President Matt Meister Executive Vice President and Chief Financial Officer Shelley Bridarolli Executive Vice President and Chief Human Resources Officer James Pelletier Executive Vice President and General Counsel Jack Martin Executive Vice President and Chief Supply Chain Officer Mary Beth Siddons Executive Vice President and President, Diversified Food and Health Deep industry experience: Extensive global knowledge across industrials and food technology Leadership attributes: ■ Accountability ■ Transparency ■ Continuous improvement Today’s speakers Augusto Rizzolo Executive Vice President and President, Regions and Integration Roger Claessens Executive Vice President and President, Poultry Robert Petrie Executive Vice President and President, Meat and Prepared Foods Vidar Erlingsson Executive Vice President and Chief Digital Officer Investor Day 2026 | 18 Executing transformation Compelling market exposure Resilient recurring revenue Operational excellence Delivering shareholder value Differentiated value proposition Why Invest in JBT Marel Approximately half of revenue generated from predictable aftermarket parts/service with strong margins Positioned in large, resilient, and growing food and beverage markets supported by long - term trends Continuous improvement and lean initiatives underpinning margin expansion Significant opportunity for continued revenue growth, margin expansion, and robust free cash flow generation Unlocking value with clear strategic priorities and strong execution against integration/synergy plan Unmatched, integrated ecosystem driving customer loyalty and growth opportunities Arni Sigurdsson President Business Overview: Executing our Organic Growth Strategy Investor Day 2026 Investor Day 2026 | 20 Key Messages 2 1 Winning in attractive, large, and fast - growing food & beverage markets with rising demand and automation needs 3 Enhancing resilience to downturns in any one market with broad end - market exposure across the business 4 Accelerating growth by combining advanced equipment, purpose - built software, and emerging digital capabilities 5 Growing large installed base and enhancing service and aftermarket capabilities to reinforce long - term customer relationships and accelerate recurring revenue Well positioned to drive profitable growth Creating sustainable competitive advantage through innovation, differentiated integrated line solutions, process know - how, and application expertise

Investor Day 2026 | 21 We Play in a Large and Growing Food and Beverage Market Protein Solutions and Prepared Food and Beverage Solutions Delivering Above Market Growth ▪ Unmatched value with fuller - line, integrated solutions and software ▪ Continuous investment in innovation – application knowledge, process know how, technology and software ▪ Customer aligned go - to- market strategy with complementary solutions enables deeper customer engagement and cross - selling ▪ Customer - centric service model deepens relationships and lifetime value capture ▪ Deep application expertise positions to support consolidation of food processors across multiple end markets JBT Marel Consolidated End Markets JBT Marel Consolidated 2025 Revenue 5 - 7% 3 - Year Market CAGR 3 - 4% JBT Marel Expected 3 - Year Revenue CAGR $3.8B Service Addressable Market (SAM) (1) ~$50B (1) Source: Third-party and Company estimates. Investor Day 2026 | 22 Secular Consumption and Consumer Trends Driving Market Growth Population Growth and Rising Incomes ▪ Moving up food value chain, with increased demand for protein and prepared foods ▪ Seeking premium products vs. traditional grain - based diets ▪ Increasing spend on pet food 90% 100% 110% 120% 130% 140% 150% 160% 170% 180% 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 Protein Production by Species (Indexed as of 2010) (1) Beef Pork Poultry Seafood (1) Source: OECD. Investor Day 2026 | 23 Additional Secular Consumption and Consumer Trends Driving Market Growth Food Innovation and SKU Expansion ▪ Demand for more variety to meet constantly evolving preferences (premium products, flavors , diets, etc.) Prepared Foods ▪ Busy lifestyles and desire for time - savings solutions requires more de - boned and ready - to- eat products 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1962 1972 1982 1992 2002 2012 2022 U.S. Marketing of Chicken by Category (%) (1) Whole Cut - up/Parts Prepared Foods (1) Source: National Chicken Council, 2025. Investor Day 2026 | 24 Labor challenges create increased demand for automation technology, higher uptime and responsiveness, and remote servicing Performance optimization Skilled labor scarcity Customer consolidation Customers becoming more active in multiple value chain steps / multiple end markets Customers More Willing to Invest in JBT Marel’s Differentiated, Integrated Solutions Offering Food safety and sustainability Food Processing Trends Accelerating Demand for Our Solutions Increased food safety traceability requirements and desire to minimize waste and improve sustainability metrics I r s f s f t and traceability requirem nts with desir to minimize waste Integrated solutions Greater customer operations complexity creates need for integrated line solutions across equipment, service, and software Complex, high volume operations create need to enhance margins by maximizing yield and throughput along with reducing waste and inefficiencies

Why We Win in Protein Solutions and Prepared Food and Beverage Solutions

JBT Marel's sustainable competitive advantages drive above-market growth

- **Unique positioning with integrated equipment solutions** that deliver automation, efficiency, traceability, and ease of doing business through a single partner
- **Deep food application and innovation expertise** across complex protein and prepared food and beverage operations
- **Large installed base drives service and customer relationships through** consistent execution, strong customer engagement, and global scale
- **Software and digital capabilities** that connect the line, provide actionable insight to improve performance service effectiveness



JBT Marel Investor Day 2026 | 25

Protein Solutions Overview

Initial stage processing and harvesting of animal proteins, including cut-up & de-bone and fresh processing, primarily within
- poultry
- pork
- beef
- fish



Strengths

- **Market leadership** in poultry with strong positions across meat and fish
- **Broad, integrated portfolio,** enabling integrated line solutions with software
- **Deep application** and **process expertise** embedded with large, global customers
- **Large, global installed base** supporting long-term customer service and relationships

2025 Revenue
~$1.7B

2025 Adjusted EBITDA Margin
20.1%

2025 Recurring Revenue
52%

2025 Revenue by Geography


32%
48%
11%
9%
U.S. and Canada
EMEA
LATAM
APAC

Note: Figures may have immaterial differences due to rounding.

JBT Marel Investor Day 2026 | 26

Prepared Food and Beverage Solutions Overview

Primarily downstream value-added preparation, preservation, and packaging with solutions that are often end-market agnostic, spanning:
- protein
- beverages
- fruit & vegetables
- pet food / plant based
- ready meals
- pharma / nutraceuticals
- warehouse automation

Strengths

- **Market leading solutions,** such as **juice extraction, freezing, preservation, and extruding,** that are more end-market agnostic
- **Strong positions and line solutions in high-value end markets,** including **fruit & vegetables, pet food, and prepared foods**
- **Flexible platforms that scale** across customers, products, and production formats



2025 Revenue
~$2.1B

2025 Adjusted EBITDA Margin
17.2%

2025 Recurring Revenue
49%

2025 Revenue by Geography


47%
33%
10%
10%
U.S. and Canada
EMEA
LATAM
APAC

Note: Figures may have immaterial differences due to rounding.

JBT Marel Investor Day 2026 | 27

Executing Our Clear Strategic Pillars to Further Drive Value Creation


1
Customer First Service Organization
2
Integrated Value Proposition
3
Capture Full Market Potential
4
Operational Distinctiveness

JBT Marel Investor Day 2026 | 28

Customer First Service Organization

Service Excellence Drives Growth



Solution Offering
Identification of needs
Configure Solution
Equipment and/or Software
Manufacturing & Delivery
Installation & Commissioning
Training
Maintenance & Spare Parts
Service offering
Refurbishments & upgrades
Optimization
DIGITALLY ENABLED SERVICES

- Great service drives equipment sales / installed base and increases recurring revenue
- High-touch service model builds trust and strengthens customer relationships
- Focus on growing share of wallet through increased customer satisfaction
- Digitally enabled services, such as prescriptive maintenance and remote support, deepen engagement and expand recurring revenue

JBT Marel

Investor Day 2026 | 29

Integrated Value Proposition

Differentiated Product & Innovation Leadership

Continued innovation to strengthen offerings in key end markets and reinforce technological leadership

Deliver **solutions that improve yield, throughput, and operational flexibility** while reducing water and energy use

Enhance **integrated equipment that flows seamlessly and operates as cohesive system** for optimized performance

Expand digitally connected services across more solutions to increase uptime and improve performance



Raw material post portioning
Line control, digital quality control, and line performance reporting software solutions
Metal detect, labelling & weigh price labelling
Crate and case packing solutions
Crate / case weigh and label
Cobot palletization
Robotic loading of products
Tray sealing & tooling solutions
Pack visual inspection
Case conveying

JBT Marel

Investor Day 2026 | 30

Capture Full Market Potential

Focus on Commercial Execution



Customer-centric account model drives cross-selling, enabled by **customer retention and trust**

Sales teams trained to sell **integrated systems**, not just individual machines

Increased scale drives further **support for customers in higher growth markets**, such as LATAM & APAC

Enhanced service and software create **further opportunities** for equipment sales

Early wins: ~$30M (2025 order synergies)

Increased integrated line quotes / adoption of holistic solutions

JBT Marel

Investor Day 2026 | 31

Operational Distinctiveness

Enterprise Operational Excellence



Enterprise Relentless Continuous Improvement

- JBT Marel Business System
- Continuous improvement system and culture
- Kaizen tools deployed across the business
- Daily management and root cause problem solving
- 80/20 mindset focused on customer value streams

Procurement and Supply Chain Excellence

- Strengthen strategic supplier relationships
- Value engineering and standardization
- Supply base consolidation and make-vs-buy rigor
- Fit-for-purpose footprint to drive profitability and tariff mitigation

JBT Marel

Investor Day 2026 | 32

Key Takeaways

1. **Winning in attractive, large, and fast-growing food & beverage markets** with rising demand and automation needs
2. Accelerating growth by **combining advanced equipment, purpose-built software, and emerging digital capabilities**
3. **Growing large installed base and enhancing service and aftermarket capabilities** to reinforce long-term customer relationships and accelerate recurring revenue
4. **Creating sustainable competitive advantage** through innovation, differentiated integrated line solutions, process know-how, and application expertise
5. **Enhancing resilience to downturns** in any one market with **broad end-market exposure** across the business

Investor Day 2026 | 33

Deep Dive: Protein Solutions Case Studies



Roger Claessens
Executive Vice President and President, Poultry



Investor Day 2026

JBT Marel

Protein Solutions in Action: Solving a Variety of Complex Customer Needs

Delivering Tailored Solutions Across the Poultry Processing Life Cycle

- Delivering customized, full-line solutions with modular building blocks
- Achieving higher yield and operational productivity at scale
- Solving customer pain points by unlocking additional throughput within regulatory framework



JBT Marel

Investor Day 2026 | 35

Enabling Customers to Optimize Poultry Processing with Integrated Solutions

Delivering customized, integrated solutions with modular building blocks

Customer

Global poultry processor operating high-volume, multi-stage processing lines from live bird handling to dispatch

Challenge

Seeking innovative solutions that enable superior product quality, provide secure animal welfare and food safety, and enhance sustainable poultry operations

JBT Marel Solution

Comprehensive, end-to-end poultry processing solutions, solving customer pain points

- Integrated processing equipment across entire plant with high automation
- Line-level software enables processing insights and traceability
- One accountable partner for ease of installation and commissioning
- Customer care service contracts to ensure reliability and uptime

Outcomes

Fully connected equipment and digital line-control software, ensuring most efficient plant operations

- Traceability from farm to fork
- Increased reliability with more consistent line performance
- Highest yield and throughput across the system
- Reduced operational complexity and faster ramp-up
- Minimized labor dependency

"JBT Marel is the only company that has all the pieces figured out and in place together to offer a truly remarkable processing system that I'm proud to use in our processing plant."

– Scott Sechler, Owner, Bell & Evans

JBT Marel

Investor Day 2026 | 36

Targeted Innovation that Improves Yield and Product Quality Through Automation

Achieving higher yield and consistent product quality at scale

Customer

Global poultry customer operating secondary poultry processing lines that typically operate with significant human labor

Challenge

Needed to achieve fully automated, high-yield and high quality de-boned chicken breast filets

Outcomes

- Improved customer value proposition with highest de-boning yield and top-quality end-product
- Reduced labor requirements by > 60% for loading, harvesting, and trimming
- Enhanced core element of the integrated solution for poultry breast processing

JBT Marel Solution

ATHENA chicken breast de-boning system delivers industry leading yield and productivity

- Data-driven, fully automated system reduces the need for manual trimming and product positioning downstream
- Machine learning-enabled vision optimizes individual, size-adaptive deboning to improve yield
- Integrated hardware and software connect to upstream and downstream processes, optimizing production across the line



"We have significantly less trimming and rework. Since our focus is on head count, that is a big advantage."

– Glenn de Boer, Operations Manager, Plukon

JBT Marel

Investor Day 2026 | 37

Opportunity to Further Improve Throughput for U.S. Poultry Customers

Solving customer pain points by unlocking additional throughput within regulatory framework

Customer

Large U.S. poultry processors operating high-speed primary processing lines

Challenge

Aspiring to increase throughput and line optimization while meeting USDA inspection requirements of maximum 140 birds per minute (bpm)

Outcomes

- Optimized primary throughput from 140 bpm to 250 bpm via 2 inspections running at 125 bpm, resulting in productivity increase of 70%
- Maintained adherence to regulatory inspection standards
- Improved line balance and utilization
- Lowered processing cost per bird with better use of existing equipment capacity

JBT Marel Solution

Line architecture that enables higher throughput while maintaining USDA compliance

- Innovative, unique solution that splits a higher-speed primary line into two parallel inspection points
- Strategic approach to improving line utilization and efficiency



JBT Marel

Investor Day 2026 | 38

Deep Dive: Prepared Food and Beverage Solutions Case Studies



Robert Petrie

Executive Vice President and President, Meat and Prepared Foods



Investor Day 2026

JBT Marel

Prepared Food and Beverage Solutions in Action: Solving a Variety of Complex Needs

Optimizing Prepared F&B Processing for Simplicity and Flexibility

- Addressing multiple customer processing applications with fuller-line and integrated solutions
- Enabling flexible, multi-product operations while reducing energy use and total cost of ownership
- Enhancing product quality and processing output through AI vision systems
- Standardizing operations to reduce cost, complexity, and service burden at scale



JBT Marel

Investor Day 2026 | 40

Investor Day 2026 | 41 Solving Complexity in Prepared Foods with Full Line Solutions Simplifying complex, multi - step production lines without sacrificing food safety Fully integrated hamburger processing line, built with JBT Marel equipment JBT Marel Solution Danish Crown operating a highly complex, multi - step quick - service restaurant (QSR) hamburger processing line Customer Challenge Needed to manage operational complexity while maintaining standardized products across global markets with high levels of uptime and reliable delivery ▪ Only solutions provider that can provide technology integration from meat preparation to end product, enabling consistent, standardized product ▪ Single accountable partner, improving service quality, uptime, traceability, and food safety performance Outcomes ▪ Improved uptime and more predictable throughput ▪ Reduced operational complexity and faster ramp - up for new lines ▪ Enhanced traceability and food safety ▪ Lowered total cost of ownership and simplified vendor management ▪ Line - level coordination, enabling consistent performance across the production flow Check text: should the text be the same as in the first box on slide 43? Addressing multiple customer processing applications with fuller - line and integrated solutions Investor Day 2026 | 42 Innovation that Enables Flexible, Efficient Beverage Packaging Enabling flexible, multi - product operations while reducing energy use and total cost of ownership EV filler solution, supporting multiple beverage products and packaging JBT Marel Solution ▪ Flexible filling technology to enable rapid changeovers across beverage types Global beverage producers operating water, juice, tea, and other filling lines Customer Challenge Require greater flexibility to run multiple beverage types and packaging formats while reducing energy use and total cost of ownership ▪ Integration capabilities to support broader formulation requirements ▪ Simplified system design to reduce complexity while improving efficiency Outcomes ▪ Lowers total cost of ownership by ~$0.7M per year through optimization of ambient operations, reduced waste, and lower energy usage ▪ Reduces complexity of processing steps, including pre - filling chilling and post - seaming warming ▪ Improves uptime, serviceability, and cleanliness Investor Day 2026 | 43 Improving Product Quality and Overall Line Efficiency Enhancing product quality and processing output through AI vision systems IRIS smart processing technology with an AI enabled vision system JBT Marel Solution ▪ Monitors and reports on overall equipment effectiveness (OEE) related output Global processing customers creating formed products for downstream QSR and high - end retail categories Customer Challenge Need to create highest quality downstream products with higher line efficiency driven by reduced defective products and manual re - work ▪ Detects foreign materials and product deficiencies such as holes in formed product, color variances, etc. ▪ When defective product is detected, IRIS automatically stops forming process to address line issue Outcomes ▪ Improved line efficiency from reduction of manual re - work ▪ Enabled significant labor savings ▪ Achieved higher throughput and improved product quality Investor Day 2026 | 44 Standardizing operations to reduce cost, complexity, and service burden at scale Investor Day 2026 | 44 Standardized control panel design implemented through a value - engineering approach JBT Marel Solution ▪ Common, modular control panel architecture across product lines ▪ Reduced engineering hours required for custom panel design Control panels used across multiple JBT Marel product lines were over - engineered, inconsistent, and costly to design and manufacture, creating unnecessary complexity across engineering, sourcing, and service JBT Marel Operational Need Outcomes ▪ 40 - 50% reduction in control panel costs ▪ Meaningful reduction in lead times ▪ Faster installation and fewer on - site reworks ▪ Improved scalability as new products leverage existing panel architecture Invest Day 2026 Driving Operational Excellence in Prepared Food and Beverage Solutions ▪ Lower material costs through standardization and optimized sourcing from best - cost regions ▪ Simplified service and maintenance

Solving Customer Challenges at Scale with Differentiated, Integrated Solution Set

JBT Marel Differentiation

Comprehensive ecosystem across equipment, software, and service
Designed to work together seamlessly to address complex, end-to-end customer challenges

Product innovation purpose built for real production environments
Flexible, adaptable platforms that scale across use cases, products, and end markets

Integrated line capabilities with a global installed base
Allowing JBT Marel to solve problems holistically rather than point-by-point

Deep application and process expertise
Extensive knowledge of how customer lines operate enables repeatable performance improvements

> Uniquely Positioned to Solve Complex Customer Challenges at Scale Across the Full Production Life Cycle

JBT Marel
Investor Day 2026 | 45

Unlocking Service and Aftermarket Opportunities



Augusto Rizzolo
Executive Vice President, Regions and Integration

Investor Day 2026


JBT
Mar
JBT Marel



Key Messages

1. Capitalizing on large, global **installed base requiring consistent care** and uptime reliability
2. **Improving customer-facing metrics** through localized service, enhanced parts distribution, and stronger technical capabilities
3. **Increasing service and aftermarket share of wallet in core and emerging regions**, such as LATAM and APAC
4. Driving **prescriptive maintenance** and enhanced **equipment performance through digital tools** and machine connectivity
5. Leveraging the power of actions above to deliver above market **service and aftermarket growth with margin expansion**

Investor Day 2026 | 47

The Critical Role of Service and Aftermarket


Solution Offering
Identification of needs
Equipment and/or Software
Configure Solution
Manufacturing & Delivery
Installation & Commissioning
Training
Maintenance & Spare Parts
DIGITALLY ENABLED SERVICES
Service offering
Refurbishments & upgrades
Optimization

Customer Need

- **Uptime and Responsiveness**
  High volume processes run 16-18 hrs per day, 6-7 days per week, creating essential need for timely service
- **Need for Field Service Engineers**
  Customers relying more heavily on our product & application knowledge and capabilities for service & maintenance
- **Aftermarket Parts Availability**
  Critical high-wear parts required to keep equipment / processes running

> Uptime is Crucial for Customers; Strong Performance & Reliability Allows Us to Capture Value

JBT Marel
Investor Day 2026 | 48

Strategic Initiatives to Enhance Customer-Facing Metrics...

Embedding Greater Customer Centricity in Org.

- Integrating and elevating service model into operating units, with clear regional accountability
- Creating distinct service strategy, reporting, and KPIs
- Empowering regional leadership through a decentralized operating structure

+

Enhancing Service and Aftermarket Model

- Leveraging 1,000+ customer surveys to align service model with voice of the customer
- Investing in warehouse automation, IT & digital, and strategic inventory, supported by JBTM Business System
- Consolidating distribution centers and centralizing parts fulfilment in core regions for speed and reliability

=

Aligning and Measuring Customer-Facing Metrics

- Response time
- Resolution time
- Parts availability / stock-out rate
- On-time delivery

JBT Marel Investor Day 2026 | 49

...Driving Value Creation for Both Customers and JBT Marel

Customer Benefits

- Improved service experience and ease of doing business
- Faster parts delivery and issue resolution
- Increased preventative maintenance and technician touchpoints, reducing downtime events
- JBT Marel as one-stop partner, providing integrated line solutions, application knowledge, and exceptional service

→

Our Outcomes

- ☑ Partner of choice across the full customer life cycle
- ☑ Expanded capabilities to support underserved regions, including LATAM and APAC
- ☑ Stronger recurring revenue growth with an attractive margin profile

> Customer-Centric Service Improvements Expand Recurring Revenue and Support Margin Growth

JBT Marel Investor Day 2026 | 50

Scaling Service Capabilities Through Digital Offering

Enhancing JBT Marel's value proposition through digital capabilities

- Regional model enables scaled penetration of the global installed base
- Data from connected devices improves service quality and enables prescriptive maintenance
- Digital tools enable a more integrated offering, strengthening aftermarket and equipment sales
- Full life cycle support positions us as the partner of choice across entire ecosystem

JBT Marel Investor Day 2026 | 51

Optimizing Parts Distribution with Dedicated Network, Support, and Standardization

Current State

- Spare parts distribution largely shared with manufacturing sites
- Processes, KPIs, and priorities primarily designed for new equipment
- Potential misalignment on speed, responsiveness, and parts availability

Future State

- Simplified network reduces complexity and enables local speed
- Mix of global and regional distribution centers improves proximity to customers, ensuring responsiveness and faster delivery


Global Distribution Centers (GDCs)
Regional Distribution Centers (RDCs)

Expected Benefits

- ☑ **20-25% shorter order fulfilment** via enhanced parts availability and reduced processing time
- ☑ Improved **service capture and response time** in emerging regions
- ☑ **Inventory reduction** via **optimized distribution center view,** dedicated resources, and advanced tools
- ☑ Further opportunities for cost efficiencies via **standardization and automation**

> JBT Marel Business System Supports Simplified Parts Distribution Model and Outcomes for Customers

JBT Marel Investor Day 2026 | 52

Demonstrating the Value of a Proactive Service Model via ProCare®

Our Actions – ProCare®

- **Digital insights** from connected equipment help prevent downtime and improve maintenance, enabling faster and more accurate response
- **Timely delivery** of critical spare parts
- Deployment of highly **skilled service technicians**
- Life-extension through **upgrades and new features**

Benefits for Customers

- **Consistent performance and improved uptime** with fewer unexpected stoppages
- **Faster issue resolution** through timely troubleshooting and spare parts delivery
- **Greater flexibility and longer machine life** through upgrades, regulatory compliance, and technology improvements

Significant Aftermarket Value Creation vs. Original Equipment (OE)


Upgrades / refurbishments
Parts and consumables
~2 – 4x lifetime value vs. OE
Software / digital contracts
Service

> High-Quality Service Execution Drives Customer Uptime and Higher-Value Aftermarket Revenue

JBT Marel
Investor Day 2026 | 53

Unlocking Aftermarket Growth

Significant Opportunity to Increase Wallet Share

- **Incremental service revenue** driven by investment in additional **field service engineers** and **productivity-enhancing technologies**
- **Increased penetration of digital solutions** through targeted selling of the installed base
- **Product rebuilds and upgrades** driven by market trends, sustainability requirements, and customer needs across the product lifecycle
- **Higher parts share of wallet** supported by improved on-time delivery (OTD) through an enhanced distribution network

Large Global Installed Base
200K+ machines

Aftermarket Share Capture
Potential to be higher than today


~40%
Current Aftermarket Capture
50%+
Target Aftermarket Capture

> Service Priorities Expected to Increase Share of Wallet Capture and Unlock Profitable Growth

JBT Marel
Investor Day 2026 | 54

Key Takeaways



1. Capitalizing on large, global **installed base requiring consistent care** and uptime reliability
2. **Improving customer-facing metrics** through localized service, enhanced parts distribution, and stronger technical capabilities
3. **Increasing service and aftermarket share of wallet in core and emerging regions**, such as LATAM and APAC
4. Driving **prescriptive maintenance** and enhanced **equipment performance through digital tools** and machine connectivity
5. Leveraging the power of actions above to deliver above market **service and aftermarket growth with margin expansion**

Investor Day 2026 | 55

Break



Investor Day 2026
JBT Marel

Enabling a High-Performing Culture


JBT Marel



Shelley Bridarolli
Executive Vice President and
Chief Human Resources Officer

Investor Day 2026

Key Messages



Harnessing the power of our people to activate full potential

1. **Driving disciplined, well-coordinated integration and strategy** execution grounded in shared purpose, values, and leadership alignment
2. **Building a high-performance, customer-oriented culture** that strengthens customer experience and accelerates synergy realization
3. **Retaining and attracting top talent** to advance a unified operating model that empowers local decision-making, increases speed, and improves customer responsiveness
4. **Leveraging established unified talent systems, incentives, and expectations** to drive accountability, collaboration, and cross-selling behaviors

Investor Day 2026 | 58

Building a Unified Culture Anchored in Our Values



Create with Collaboration

Driving strong cultural alignment and performance through shared purpose, clear ownership, and trusted relationships across teams, customers, and partners



Serve with Integrity

Reinforcing accountability and results-driven mindset through clear expectations, consistent behaviors, and the highest standards of safety, ethics, and quality



Grow with Excellence

Embedding continuous improvement into how we operate and make decisions by learning, sharing best practices, and applying disciplined execution across the organization



Advance with Innovation

Advancing a hybrid, decentralized model by staying curious, challenging the status quo, and turning new ideas into practical customer and business impact

> A Shared Set of Values Accelerates Integration, Execution, and Customer Impact

JBT Marel

Investor Day 2026 | 59

Advancing a High-Performance, Customer-First Organization

Elevating our focus on exceptional customer experiences

1. **Leveraging scale and global capabilities** to improve operational effectiveness
2. **Elevating customer-facing capabilities / resources** across service techs, application engineers, and commercial teams
3. Embedding culture of **responsiveness**, **active listening**, and **problem solving** as core skills for customer-focused roles
4. Broadening **commercial excellence mindset**, creating more touchpoints for cross-selling and recurring revenue
5. **Upskilling technical experts** to deliver food application expertise differentiated in the market

> Delivering a Superior Customer Experience to Ensure Long-Term Value Creation

JBT Marel

Investor Day 2026 | 60

Retaining, Developing, and Attracting the Best Talent

Targeted Approach to Building a World-Class Workforce



Purpose-driven talent strategy

- Anchored in a clear purpose to transform the future of food
- Resonates with employees and candidates across critical roles

Targeted talent actions

- Strengthening customer facing roles through military partnerships
- Reducing time to hire for critical field service roles by ~25%
- Expanding regional capabilities through digital hubs and customer innovation centers

> Disciplined Talent Approach Ensures JBT Marel is an Industry Employer of Choice

JBT Marel
Investor Day 2026 | 61

Strengthening Leadership and Organizational Capability to Support Strategic Initiatives

Leadership

Selecting and developing the right leadership based on proven capabilities, domain expertise, and track records of P&L execution

Performance Management

Establishing clear operating model and performance management structure tied to financial and operational accountability

Continuous Improvement

Embedding a cadence of continuous improvement, daily management, and execution discipline across regions and functions

Clear Expectations

Increasing feedback regarding both individual leadership growth and business unit performance to meet short-term and long-term commitments

> Performance-Driven Model Emphasizing Disciplined Execution and Accountability

JBT Marel
Investor Day 2026 | 62

Leveraging Aligned Incentives to Deliver Results

Transformation of Total Rewards



Short-term results aligned with strategic goals

- Adjusted EBITDA
- Adjusted EBITDA margin
- Free cash flow generation

Ensuring incentives reinforce:

- Customer experience
- Cross-selling
- Accountability and ownership
- Leadership effectiveness (measured behavior + results)

High percentage of at-risk long-term compensation demonstrates pay-for-performance culture

- Adjusted EPS
- ROIC
- Relative TSR modifier and multiplier for achieving stretch goals

JBT Marel
Investor Day 2026 | 63

Key Takeaways



1. **Driving disciplined, well-coordinated integration and strategy** execution grounded in shared purpose, values, and leadership alignment
2. **Building a high-performance, customer-oriented culture** that strengthens customer experience and accelerates synergy realization
3. **Retaining and attracting top talent** to advance a unified operating model that empowers local decision-making, increases speed, and improves customer responsiveness
4. **Leveraging established unified talent systems, incentives, and expectations** to drive accountability, collaboration, and cross-selling behaviors

Investor Day 2026 | 64

Advancing our Software and Digital Solutions





Arni Sigurdsson
President

Investor Day **2026**

JBT Marel



Key Messages

1. Capitalizing on **accelerating demand for processing insights and increased uptime** to address evolving consumer needs and increasingly complex operating environment
2. **Addressing customer needs with software and digital** tools that help customers realize the full value of their production
3. **Building a unique, hard-to-replicate value proposition** with integrated solutions, deep process knowledge, and decades-long software expertise
4. **Strengthening customer relationships by leveraging software and digital tools to improve service/aftermarket support,** enabling JBT Marel to grow wallet share

Investor Day 2026 | 66

Industry Shift Underway

Secular Trends Accelerating Need for Digital and Software Solutions

Industry Trends

Industry Trends	JBT Marel Value Proposition
New generation of operators that are more comfortable with digital tools	Operational efficiency and adaptability, driven by tech-forward approach
Increasing equipment complexity and scarcity of skilled labor	Machine performance management / remote & prescriptive service
Faster line speeds and increasing SKU complexity, creating fulfillment and optimization challenges	Order management and optimization enabled by integrated system & software
Growing need for process transparency to ensure food safety & regulatory compliance	Full traceability and digital regulatory compliance with audit trail
Ongoing industry consolidation, increasing need for centralized decision making	Enterprise management and transparency driven by unified data with strong cybersecurity

JBT Marel Value Proposition

JBT Marel

Investor Day 2026 | 67

Addressing Customer Needs

Our Solutions: Built on Extensive Portfolio of Equipment, Software, and Services


Software and digital tools
Integrated equipment
JBT Marel
Food application knowledge
Service and aftermarket support

- Optimizing efficiency requires integration of equipment, software, services, and application knowledge into holistic solutions
- Combining software and service with machine-level IoT capabilities allows for prescriptive maintenance, remote support, and process monitoring and improvement
- Enabling a step change in food processing with extensive software and digital portfolio that drives next generation efficiency gains

> Integrated Solutions Reinforce Each Element, Providing Stronger Value to the Customer

JBT Marel

Investor Day 2026 | 68

Delivering Unique Software and Digital Solutions
Increasingly Mission-Critical to Solve Customer Pain Points


COMPLEXITY
Machines
Lines
Factories

	Machines	Lines	Factories
Customer Pain Points	▪ Increasing machine complexity with higher throughput ▪ Fewer skilled laborers ▪ Ever-increasing need for uptime and performance	▪ Ability to manage complexity and multiple SKUs orders while ensuring compliance ▪ Need for higher productivity ▪ Desire to optimize raw materials across process	▪ Lack of transparency and ability to optimize across factories ▪ Need for performance benchmarks
JBT Marel Solution	*AXIN Machine Solutions* Remote support, prescriptive maintenance, overall equipment effectiveness, and consultancy	*AXIN Process Solutions* Machines that work as a system, with full traceability and coordination across the line; adapt based on orders and raw materials	*AXIN Factory / Enterprise Solutions* Visibility across locations, with unified production setups and strong integration from equipment to enterprise

JBT Marel
Investor Day 2026 | 69

Single Platform Built for Security and Scale with the Process in Mind


Factory / enterprise solutions
Line / process solutions
Machine solutions
JBT Marel Digital Platform

Single platform to support full software and digital offering

- Modular approach supporting regulatory compliance
- Designed to integrate with customer IT landscape
- Optimized for own equipment but with ability to support other vendors
- Strong data and cloud infrastructure, enabling AI optimization
- "Best of breed" integration of JBT and Marel capabilities (by YE26)

> Single Integrated Platform Supporting Full JBT Marel Software and Digital Offering

JBT Marel
Investor Day 2026 | 70

Increasing Our Differentiation
Unique Offering Combining Equipment Depth with Enterprise Breadth

Fragmented Industry Technology Landscape

ERP Providers
Strong enterprise systems but less robust equipment integration and limited process know-how

Equipment Manufacturing Peers
Some applications but insufficient breadth/scale and limited software and IoT capabilities

JBT Marel

Shop-Floor Vendors
Good equipment solutions but limited application knowledge to optimize lines and maintain equipment

The JBT Marel Difference

- Greater scope and breadth of software and digital solutions
- Unique process expertise and application knowledge, leading to actionable insights
- Large installed base with a hard to replicate service network
- Ability to integrate with customers' existing ERP platform for greater visibility
- Long track record of building and delivering tailored software solutions for food processing

> Extensive Integrated Solutions Breadth and Process Expertise Creates Strong Competitive Advantage

JBT Marel
Investor Day 2026 | 71

Focus Areas and Innovation Priorities
Unlocking the Next Wave of Efficiency and Optimization

Focus Areas

- Integrate JBT & Marel platforms and functionality
- Grow connected service across equipment portfolio with focus on uptime & performance optimization
- Enhance line solutions offering with better value chain and end market coverage
- Strengthen cloud-based master data management and system integration
- Cyber security and compliance

Acceleration with AI


Production planning & execution solutions
AI
Proactive maintenance solutions
Performance and optimization solutions

> Meaningful Runway For Strengthening Digital Leadership and Expanding Competitive Advantage

JBT Marel
Investor Day 2026 | 72

Driving Long-Term Value with Focused Expansion Across Customer Segments

Focus on Customer Value Creation...

- Expand offering by solving customer pain points
- Tailor customer acquisition approach to address customer segments with varying maturity levels
- Create multi-stage roadmaps with key accounts to help them optimize value



Grow Offering
Expand Customers
Grow Share of Customer Wallet Penetration

...Drives Value for JBT Marel

- Enhanced installed base visibility
- Increased customer stickiness and increased recurring revenue
- Higher revenue pull-through on equipment, services, and parts
- Lower cost-to-serve

> Driving Deeper Customer Integration, Greater Share of Wallet, and Expanded Recurring Revenue

JBT Marel

Investor Day 2026 | 73



Key Takeaways

1. Capitalizing on **accelerating demand for processing insights and increased uptime** to address evolving consumer needs and increasingly complex operating environment
2. **Addressing customer needs with software and digital** tools that help customers realize the full value of their production
3. **Building a unique, hard-to-replicate value proposition** with integrated solutions, deep process knowledge, and decades-long software expertise
4. **Strengthening customer relationships by leveraging software and digital tools to improve service/aftermarket support,** enabling JBT Marel to grow wallet share

Investor Day 2026 | 74

Financial Overview and Outlook



Matthew J. Meister
Executive Vice President and Chief Financial Officer

Investor Day **2026**



JBT Marel



Key Messages

1. Executing a **disciplined strategy to deliver on long-term earnings power** of the business
2. **Unlocking revenue synergies and growing organically** by leveraging cross-selling and customer value proposition
3. Continuing to **improve profitability through operational discipline, growth impacts, and synergy realization**
4. **Strengthening the balance sheet through robust cash generation** and disciplined capital deployment
5. Driving long-term **shareholder value with clear capital allocation priorities and attractive ROIC trajectory**

Investor Day 2026 | 76

Driving the JBT Marel Value Creation Engine

Growth Drivers	Profitability Enablers	Financial Differentiators	Full Year 2028 Goals
Resilient markets Secular tailwinds Integrated equipment solutions Enhanced service & aftermarket Digital/software tools	Recurring revenue growth Cost synergy savings Continuous improvement and RCI Volume leverage	Continued margin improvement opportunities Robust free cash flow generation Disciplined capital allocation Low capex intensity at 3 – 3.5% of sales	Significant value creation through cycle

JBT Marel

Investor Day 2026 | 77

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Strong Revenue Opportunities in Both Segments

JBT Marel Segments

Protein Solutions

Market-leading capabilities in front end solutions for poultry, meat, and fish

Prepared Food and Beverage Solutions

Market-leading capabilities in diversified solutions that are further down the line and more end-market agnostic

Key Market Growth Drivers

- Constant need for consumers to eat / drink drives market resiliency
- Rising incomes and population growth creates higher demand for protein / prepared food products
- Constantly evolving consumer preferences requires diverse products to meet needs
- Labor scarcity and high-volume operations drives further adoption of automation technology

JBT Marel Value Proposition



Software and digital tools
Integrated equipment
Our Unique Value Proposition Enhances Ability to Deliver Above-Market Growth
Food application knowledge
Service & aftermarket support

JBT Marel

Investor Day 2026 | 78

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Integrated Solutions Model and GTM Strategy Enabling Better than Expected Revenue Synergies

Deliver integrated protein processing solutions with enhanced line coverage

Drive higher share of wallet by offering end-to-end protein solutions

Accelerate cross-selling of broader portfolio across the installed base

Unlock incremental revenue by pairing complementary equipment across processing steps

Utilize combined company scale to drive growth

Create a platform to drive local growth, efficiency, and service density in LATAM and APAC

Order Synergy Examples

- ~$4M Greenfield with 3 lines in Australia

- ~$5M Processing line for chicken nuggets in Poland
- ~$4M Processing line for burger patties in Denmark
- ~$3M Secondary processing for U.S. poultry customer

- ~$4M Fully integrated prepared foods line in Brazil
- ~$3M Full further processing line in Indonesia
- ~$1M Portioning equipment in Brazil

> Synergy Opportunities Expected to Provide ~1% Revenue CAGR Contribution (2025 – 2028E)

JBT Marel

Investor Day 2026 | 79

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Executing Integration Playbook and On-Track to Deliver Target Cost Synergy Savings

Run Rate Cost Synergy Savings



~$85M
~$150M
Annual Run-Rate Savings Exiting 2025
Target Annual Run-Rate Savings Exiting 2027

In Year Cost Synergy Savings ($M)

	2025	2026E	2027E	2028E	Total
OPEX	$24	~$20	$10 – $15	~$5	$60 – $65
COGS	$19	~$40	$20 – $25	$5 – $10	$85 – $95
Total	$43	~$60	$30 – $40	$10 – $15	~$150

- 2025 actions included initial optimization of resources, third party spend, and supplier consolidation
- 2026 and beyond focuses predominantly on supply chain initiatives, including value add value engineering and select footprint consolidation

> Integration Focus and Strong Execution Against Plan is Delivering Margin Benefits

Note: Figures may have immaterial differences due to rounding.

JBT Marel

Investor Day 2026 | 80

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Operational Excellence Drives Margin Expansion

Continuous Improvement

- RCI provides cadence for daily management and root problem solving across entire organization
- Emphasis on cost discipline and project selection
- JBT Marel Business System drives standard process decisions
- Procurement and supply chain excellence with value add / value engineering and sourcing optimization

Supply Chain Initiatives

- Continued optimization of direct and indirect spend categories
- Accelerating harmonization of procurement decisions and spend across JBT and Marel
- Advancing value add / value engineering projects
- Exploring long-term footprint optimization across 50+ sites
- Leveraging scale for structured supplier negotiation

> These Evergreen Initiatives Will Help to Enable Margin Improvement Beyond 2028 Targets

JBT Marel
Investor Day 2026 | 81

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Robust FCF Generation Supports Growth

FCF Profile

- Resilient end markets
- Working capital estimated to be 6 – 7% of sales given high percentage of cash advanced payment from orders
- Low capex intensity, which is expected to be 3 – 3.5% of sales
- Robust cash generation supports growth strategy and provides meaningful flexibility

Cash Profile

($ in millions)	2025 Actual
Adjusted EBITDA[1]	$600
Interest expense	$103
Cash flow from continuing operations	$342
CAPEX	$104
Free cash flow[1]	$250
One-time cash payments *Primarily transaction related costs*	~$100M

2028 FCF Conversion Target

55 – 60% of Adjusted EBITDA / 10%+ of revenue

> Strong Cash Flow Model Expected to Generate Greater Than $1B in Cumulative FCF 2026E – 2028E

Note: Figures may have immaterial differences due to rounding.
(1) Non-GAAP measure. Please see appendix for reconciliation.

JBT Marel
Investor Day 2026 | 82

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Strong and Flexible Balance Sheet

Proven Ability to Quickly De-lever Balance Sheet[1]


Just below 4.0x
2.9x
~2x
Transaction Close
Year End 2025
Expected Year End 2026

- Strong free cash flow and EBITDA generation resulted in leverage reduction of ~1.1x since closing of Marel transaction
- Targeting long-term leverage range of **2.0 – 2.5x**, while deploying capital towards strategic growth initiatives

Manageable Debt Maturity Profile[2]

	Issued/ Drawn ($M)[2]	Effective Rate	Maturity Schedule
2026 Convertible Senior Notes	~$400	Fixed at 0.25%	May 2026
Revolving Credit Facility	~$38	SOFR + spread based on leverage	Jan 2030
2030 Convertible Senior Notes	~$575	Fixed at 0.375%	Sep 2030
Term Loan B	~$900	$700M at EURIBOR +175 bps	Jan 2032

- Total revolving credit facility is $1.8B with minimal borrowings
- Ample liquidity and expected cash flow generation provide flexibility to address convert maturity in May 2026
- 2030 convertible senior note provides fixed rate, low-cost debt

Note: Figures may have immaterial differences due to rounding.
(1) Chart represents net debt to trailing twelve months adjusted EBITDA as of the period presented.
(2) Issued/drawn amounts are as of December 31, 2025.

JBT Marel
Investor Day 2026 | 83

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Balanced Capital Allocation Priorities with Disciplined Approach to Potential M&A

Capital Allocation Priorities

De-lever to target range supported by strong FCF	Organic investment to support growth and innovation	Maintain dividend	Strategic and disciplined M&A	Share repurchases to offset dilution of incentive compensation

Disciplined M&A Strategy and Criteria

Strategic Criteria

- Market leading technology that can improve customer value proposition and be globalized
- Enhance full line solution capabilities, further supporting cross-selling and an enhanced service model
- Ability to grow aftermarket wallet share capture or businesses with high percentage of recurring revenue

Financial Criteria

- Target double-digit cash ROIC by year three for "bolt-ons" and years four / five for larger deals
- Target adj. EPS accretion within 1 year post-close
- Clear path to de-lever to target range
- Aligned with long-term executive compensation (ROIC and adjusted EPS performance)

JBT Marel
Investor Day 2026 | 84

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Confidence in Achieving 2028 Financial Targets

Organic Revenue CAGR (2025A – 2028E)	5 – 7%
Adjusted EBITDA Margin[(1)] (2028E)	20%
Free Cash Flow Conversion (2028E)	55 – 60% / 10%+ Represents % of Adjusted EBITDA / revenue, respectively
ROIC (2028E)	Double-digit

(1) Non-GAAP measure. Please see appendix for reconciliation.

JBT Marel Investor Day 2026 | 85

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Organic Revenue Growth Bridge

Expected Consolidated Revenue Growth CAGR (2025 – 2028E)[(1)]


$3.8
3 – 4%
~1%
1 – 2%
5 – 7%
2025A
Market Growth
Revenue Synergies
Key Initiatives
2028E

Key Revenue Growth Assumptions

- Recurring revenue expected to grow slightly faster than non-recurring revenue
- Geographically, LATAM and APAC are expected to grow faster
- Key initiatives driven by comprehensive value proposition

Note: Figures may have immaterial differences due to rounding.
(1) Revenue growth CAGR assumption uses a USD to EUR FX translation rate of ~1.16.

JBT Marel Investor Day 2026 | 86

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Margin Improvement Bridge

Expected Consolidated Adjusted EBITDA Margin[(1)]


15.8%
110 – 130 bps
225 – 250 bps
50 – 75 bps
20%
2025A
Growth Impact
Synergy Savings
Continuous Improvement
2028E

Key Adj. EBITDA Margin Assumptions

- Growth impact includes investment to support revenue growth, net tariff impacts, expected cost inflation, and pricing
- Expect any impact from tariffs to be neutralized

Note: Figures may have immaterial differences due to rounding.
(1) Non-GAAP measure. Please see appendix for reconciliation.

JBT Marel Investor Day 2026 | 87

Growth Drivers | Profitability Enablers | Financial Differentiators | FY 2028 Goals

Profitable Growth Expected in Both Segments

	2025 Revenue	*2025 Adjusted EBITDA Margin*	*Organic Revenue CAGR Outlook (2025-2028E)*	*Adjusted EBITDA Margin Outlook (2028E)*
Protein Solutions	~$1.7B	20.1%	~MSD[(1)] growth	~23%
Prepared Food and Beverage Solutions	~$2.1B	17.2%	~MSD[(1)] growth	~21%

Key Highlights for Segment Outlook

- For 2026, strong revenue growth is expected in Protein Solutions, which is driven by solid poultry backlog
- For 2027, revenue recovery is expected in pork and fish end markets, and poultry growth is expected to moderate
- Diversification from Prepared Food and Beverage Solutions is expected to contribute to healthy growth from 2026 – 2028
- Revenue synergies are largely forecast to provide benefits for Prepared Food and Beverage Solutions from 2026 - 2028
- Margins in both segments are expected to benefit from revenue growth, synergy cost savings, and continuous improvement

Note: Figures may have immaterial differences due to rounding.
(1) MSD represents mid-single digits.

JBT Marel Investor Day 2026 | 88

Investor Day 2026 | 89 Key Takeaways 2 Unlocking revenue synergies and growing organically by leveraging cross - selling and customer value proposition 1 Executing a disciplined strategy to deliver on long - term earnings power of the business 3 Continuing to improve profitability through operational discipline, growth impacts, and synergy realization 4 Strengthening the balance sheet through robust cash generation and disciplined capital deployment 5 Driving long - term shareholder value with clear capital allocation priorities and attractive ROIC trajectory Closing Remarks Investor Day 2026 Brian A. Deck Chief Executive Officer Investor Day 2026 | 91 Executing transformation Compelling market exposure Resilient recurring revenue Operational excellence Delivering shareholder value Differentiated value proposition Why Invest in JBT Marel Approximately half of revenue generated from predictable aftermarket parts/service with strong margins Positioned in large, resilient, and growing food and beverage markets supported by long - term trends Continuous improvement and lean initiatives underpinning margin expansion Significant opportunity for continued revenue growth, margin expansion, and robust free cash flow generation Unlocking value with clear strategic priorities and strong execution against integration/synergy plan Unmatched integrated ecosystem driving customer loyalty and growth opportunities Q&A Session Investor Day 2026

Investor Day 2026 | 93 Appendix Investor Day 2026 Investor Day 2026 | 94 Non - GAAP Financial Measures The non - GAAP financial measures presented in this report may differ from similarly - titled measures used by other companies. The non - GAAP financial measures are not intended to be used as a substitute for, nor should they be considered in isolation of, finan cia l measures prepared in accordance with U.S. GAAP. Adjusted EBITDA and Adjusted EBITDA margin: We define Adjusted EBITDA as earnings adjusted for income taxes, interest expense (income), net, other financing income, pension expense other than service cost, restructuring, M&A related costs and deprecia tion and amortization, including acquisition related depreciation and amortization. We define Adjusted EBITDA margin as Adjusted EBITD A d ivided by revenue. Adjusted income from continuing operations and Adjusted diluted earnings per share from continuing operations: We adjust earnings for restructuring expense, M&A related costs, which include integration costs, amortization of inventory step - up from business combi nations, impacts of foreign currency derivatives and trades to hedge variability of exchange rates on the cash consideration paid for bus iness combination, advisory and transaction costs for both potential and completed M&A transactions and strategy (“M&A related cost s”), acquisition related amortization and depreciation, amortization of debt issuance costs related to bridge financing for potent ial M&A transactions, non - cash pension plan related settlement costs and the related tax impact. Free cash flow: We define free cash flow as cash provided by continuing operating activities, less capital expenditures, plus proceeds from sale of fixed assets and pension contributions. For free cash flow purposes, we consider contributions to pension plans to be mo re comparable to the payment of debt, and therefore exclude these contributions from the calculation of free cash flow. ROIC: ROIC takes our tax affected EBITA divided by average invested capital. Investor Day 2026 | 95 JBT Marel Reconciliation of Income from Continuing Operations to Adjusted EBITDA Investor Day 2026 | 96 JBT Marel Reconciliation of Cash Provided by Operating Activities to Free Cash Flow